Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-08805) of GSE Systems, Inc. of our report dated February 29, 2000 relating to the consolidated financial statements of GSE Systems, Inc., which appears in this Annual Report on Form 10-K.




                                                /s/   PricewaterhouseCoopers LLP
                                                      PricewaterhouseCoopers LLP


McLean,Virginia
March 30, 2001